CONFIDENTIAL

                           LB-UBS COMMERCIAL MORTGAGE
                                  TRUST 2004-C7

          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-C7

                          INITIAL MORTGAGE POOL BALANCE
                           APPROXIMATELY $1.45 BILLION

October 7, 2004

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THE INFORMATION CONTAINED HEREIN (THIS "INFORMATION") DOES NOT CONSTITUTE EITHER
AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES
REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES
ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, AND IS
SUBJECT TO AND SUPERCEDED IN ITS ENTIRETY BY THE FINAL PROSPECTUS SUPPLEMENT AND
THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933,
THE FINAL OFFERING MEMORANDUM (COLLECTIVELY, THE "OFFERING DOCUMENT"). THIS
INFORMATION DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME
QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN
THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER
PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION HEREIN
REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE
UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES
AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE
AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY
THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE
BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED
BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE
LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT
LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE
UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR
WARRANTY EXPRESS OR IMPLIED AS TO THE ACCURACY OR COMPLETENESS OF THE
INFORMATION, INCLUDING BUT NOT LIMITED TO, ACTUAL AMOUNT, RATE OR TIMING OF
PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE
SECURITIES AND ANY LIABILITY THEREFORE IS EXPRESSLY DISCLAIMED. THIS INFORMATION
MAY NOT BE DELIVERED BY YOU TO ANY OTHER PERSON WITHOUT THE UNDERWRITERS' PRIOR
WRITTEN CONSENT. THE UNDERWRITERS MAY FROM ANY TIME TO TIME PERFORM INVESTMENT
BANKING SERVICES FOR OR SOLICIT INVESTMENT BANKING BUSINESS FROM ANY COMPANY
NAMED IN THE INFORMATION HEREIN. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY
FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY
DISCUSSED HEREIN. THIS INFORMATION SUPERCEDES THE INFORMATION IN ANY PRIOR
VERSIONS HEREOF OR OTHER RELATED TERM SHEETS AND WILL BE DEEMED TO BE SUPERSEDED
BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT. THIS MATERIAL IS
CONFIDENTIAL AND MUST NOT BE COPIED OR DISSEMINATED TO ANY OTHER PARTIES WITHOUT
THE UNDERWRITERS' PRIOR WRITTEN CONSENT. IN FURNISHING THIS INFORMATION, THE
UNDERWRITERS UNDERTAKE NO OBLIGATION TO PROVIDE THE RECIPIENT WITH ACCESS TO ANY
ADDITIONAL INFORMATION OR TO UPDATE THE INFORMATION OR TO CORRECT ANY
INACCURACIES THEREIN WHICH MAY BECOME APPARENT.

THE SECURITIES TO WHICH THESE MATERIALS RELATE (THE "SUBJECT SECURITIES") HAVE
NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES AND EXCHANGE ACT OF
KOREA AND NONE OF THE SUBJECT SECURITIES MAY BE OFFERED OR SOLD, DIRECTLY OR
INDIRECTLY, IN KOREA OR TO ANY RESIDENT OF KOREA OR TO ANY PERSONS FOR THE
REOFFERING OR RESALE, DIRECTLY OR INDIRECTLY, IN KOREA OR TO ANY RESIDENT OF
KOREA, EXCEPT PURSUANT TO APPLICABLE LAWS AND REGULATIONS OF KOREA. NONE OF
LEHMAN BROTHERS INC. OR UBS SECURITIES LLC OR ANY OF THEIR RESPECTIVE AFFILIATES
MAKES ANY REPRESENTATION WITH RESPECT TO THE ELIGIBILITY OF ANY RECIPIENTS OF
THESE MATERIALS OR OF THE SUBJECT SECURITIES TO ACQUIRE THE SUBJECT SECURITIES
UNDER THE LAWS OF KOREA, INCLUDING, WITHOUT LIMITATION, THE FOREIGN EXCHANGE
TRANSACTION REGULATIONS OF KOREA. IN ADDITION, ANY RECIPIENT OR PURCHASER OF THE
SUBJECT SECURITIES REPRESENTS THAT IT IS PURCHASING OR ACQUIRING THE SUBJECT
SECURITIES AS PRINCIPAL FOR ITS OWN ACCOUNT. FOR A PERIOD OF ONE YEAR FROM THE
ISSUE DATE OF THE SUBJECT SECURITIES, NEITHER THE HOLDER OF THE SUBJECT
SECURITIES NOR ANY RESIDENT OF KOREA MAY TRANSFER THE SUBJECT SECURITIES IN
KOREA OR TO ANY RESIDENT OF KOREA UNLESS SUCH TRANSFER INVOLVES ALL OF THE
SUBJECT SECURITIES HELD BY IT. ALSO, FOR A PERIOD OF ONE YEAR FROM THE ISSUE
DATE OF THE SUBJECT SECURITIES, THE FACE AMOUNT OF EACH CERTIFICATE REPRESENTING
THE SUBJECT SECURITIES HELD BY A RESIDENT OF KOREA SHALL NOT BE SUBDIVIDED INTO
MORE THAN ONE SUCH CERTIFICATE REPRESENTING THE SUBJECT SECURITIES. FURTHERMORE,
THE PURCHASER OF THE SUBJECT SECURITIES SHALL COMPLY WITH ALL APPLICABLE
REGULATORY REQUIREMENTS (INCLUDING BUT NOT LIMITED TO REQUIREMENTS UNDER THE
FOREIGN EXCHANGE TRANSACTION LAWS) IN CONNECTION WITH THE PURCHASE OF THE
SUBJECT SECURITIES. FOR THE AVOIDANCE OF DOUBT, IT IS THE SOLE RESPONSIBILITY OF
THE RECIPIENT OR PURCHASER OF THE SUBJECT SECURITIES TO DETERMINE WHETHER SUCH
RECIPIENT OR PURCHASER IS ELIGIBLE FOR THE ACQUISITION OF THE SUBJECT SECURITIES
UNDER APPLICABLE LAWS AND REGULATIONS OF KOREA, AND WHETHER SUCH RECIPIENT OR
PURCHASER WILL HAVE COMPLIED WITH ALL APPLICABLE KOREAN LEGAL AND REGULATORY
REQUIREMENTS IN CONNECTION WITH THE PURCHASE OF THE SUBJECT SECURITIES.

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Table of Contents
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I.    Transaction Highlights

II.   Structural Highlights

III.  Collateral Pool Highlights

IV.   Significant Mortgage Loans

V.    Summary Points

VI.   Investor Reporting

VII.  Timeline

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                                                          TRANSACTION HIGHLIGHTS

Transaction Highlights
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                                                         TRANSACTION HIGHLIGHTS

Initial Mortgage Pool Balance:                      Approximately $1.45 billion

Public Certificates:                                Approximately $1.36 billion

Private Certificates(1):                            Approximately $88.5 million

Co-Lead Manager/Sole Book Runner:                   Lehman Brothers Inc.

Co-Lead Manager:                                    UBS Securities LLC

Rating Agencies:                                    Standard & Poor's, a division of The McGraw-Hill Companies, Inc.
                                                    ("S&P") and Moody's Investors Service, Inc. ("Moody's")

Trustee:                                            LaSalle Bank National Association

Master Servicer:                                    Wachovia Bank, National Association

Special Servicer:                                   GMAC Commercial Mortgage

---------------------------
1. Not offered hereby.

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                                        1

Transaction Highlights
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                                                         TRANSACTION HIGHLIGHTS

Cut-Off Date:                                   10/12/2004

Determination Date:                             11th day of each month or if such day is not a business day, then the following business day

Distribution Date:                              4th business day after the Determination Date of each month, commencing in 11/2004

Eligible for Underwriters' Prohibited
Transaction Exemption for ERISA
Purposes (Public Certificates):                 Classes A-1, A-2, A-3, A-4, A-5, A-6, A-1A, B, C, D, E and F

SMMEA Eligible:                                 Classes A-1, A-2, A-3, A-4, A-5, A-6, A-1A, B, C and D

DTC (Public Certificates):                      Classes A-1, A-2, A-3, A-4, A-5, A-6, A-1A, B, C, D, E and F

Bloomberg:                                      Cash flows will be modeled on Bloomberg

Denominations:                                                             Class                            Minimum Denomination(1)
                                                ----------------------------------------------------------- ------------------------
                                                Classes A-1, A-2, A-3, A-4, A-5, A-6, A-1A, B, C, D, E and F        $10,000

Lehman Brothers CMBS Index:                      All classes will be included in the Lehman Brothers CMBS Index

---------------------------
1.        Increments of $1 thereafter.

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                                                          STRUCTURAL HIGHLIGHTS

Structural Highlights
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                                                           STRUCTURAL HIGHLIGHTS

CERTIFICATES

                                [GRAPHIC OMITTED]

               ---------------------------     ----------------------------
                       LOAN GROUP 1                   LOAN GROUP 2
               Approximately $1.30 billion     Approximately $140.7 million
                   Commercial Loans(1)             Multifamily Loans(2)
               ---------------------------     ----------------------------

                             100%                         100%

                       ---------------------------

                               Class A-1(3)

                       ---------------------------    --------------------------

                               Class A-2(3)
                                                               Class A-1A(4)
                       ---------------------------

                               Class A-3(3)

                       ---------------------------

                               Class A-4(3)

                       ---------------------------

                               Class A-5(3)

                       ---------------------------

                               Class A-6(3)

                       ---------------------------------------------------------

                                               Class B

                       ---------------------------------------------------------

                                               Class C

                       ---------------------------------------------------------

                                               Class D

                       ---------------------------------------------------------

                                               Class E

                       ---------------------------------------------------------

                                               Class F

                       ---------------------------------------------------------

---------------------

1.    Includes the Palmetto Place Apartments loan, which is secured by a multifamily property.
2.    Excludes the Palmetto Place Apartments loan.
3.    100% of all scheduled and unscheduled payments received with respect to the Mortgage Loans constituting Loan Group 1 will be applied to make distributions to the Class A-1, A-2, A-3, A-4, A-5 and A-6 certificates prior to being applied to making any distributions of principal to the
      A-1A certificates, unless and until Classes B through T have all been reduced to zero, in which case the A Classes will be pro rata.
4.    100% of all scheduled and unscheduled payments received with respect to the Mortgage Loans constituting Loan Group 2 will be applied to make distributions to the A-1A certificates prior to being applied to making any distributions of principal to the A-1, A-2, A-3, A-4, A-5 and A-6 certificates, unless and until Classes B through T have all been reduced to zero, in which case the A Classes will be pro rata.

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Structural Highlights
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                                                           STRUCTURAL HIGHLIGHTS

CERTIFICATES

                                [GRAPHIC OMITTED]

                       ---------------------------

                               Class A-1(1)

                       ---------------------------

                               Class A-2(1)

                       ---------------------------

                               Class A-3(1)
                                                             Class A-1A(2)
                       ---------------------------

                               Class A-4(1)

                       ---------------------------

                               Class A-5(1)

                       ---------------------------

                               Class A-6(1)
      Offered
    Certificates       ---------------------------------------------------------

                                               Class B

                       ---------------------------------------------------------

                                               Class C

                       ---------------------------------------------------------

                                               Class D

                       ---------------------------------------------------------

                                               Class E

                       ---------------------------------------------------------

                                               Class F

                       ---------------------------------------------------------

                                               Class G

                       ---------------------------------------------------------

                                               Class H

                       ---------------------------------------------------------

                                               Class J

                       ---------------------------------------------------------

                                               Class K

                       ---------------------------------------------------------

                                               Class L
        Private,
          144A         ---------------------------------------------------------
       Certificates
                                               Class M

                       ---------------------------------------------------------

                                               Class N

                       ---------------------------------------------------------

                                               Class P

                       ---------------------------------------------------------

                                               Class Q

                       ---------------------------------------------------------

                                               Class S

                       ---------------------------------------------------------

                                               Class T

                       ---------------------------------------------------------

                                             Class X-OL(5)

                       ---------------------------------------------------------

--------------------------------------------------------------------------------
                                Class X-CP (3)(4)

--------------------------------------------------------------------------------
                                  Class X-CL(3)

------------------------------------------
1.    100% of all scheduled and unscheduled payments received with respect to the mortgage loans constituting Loan Group 1 will be applied to make distributions to the Class A-1, A-2, A-3, A-4, A-5 and A-6 certificates prior to being applied to making any distributions of principal to the
      A-1A certificates, unless and until Classes B through T have all been reduced to zero, in which case the A Classes will be pro rata.
2.    100% of all scheduled and unscheduled payments received with respect to the mortgage loans constituting Loan Group 2 will be applied to make distributions to the Class A-1A certificates prior to being applied to making any distributions of principal to the A-1, A-2, A-3, A-4, A-5 and
      A-6 certificates, unless and until Classes B through T have all been reduced to zero, in which case the A Classes will be pro rata.
3.    The Class X-CL and X-CP certificates have the rights to certain excess interest from the underlying mortgage loans. The Class X-CL and X-CP certificates will be privately placed and are not offered as part of the public offering.
4.    Initial notional amount of Class X-CP through 10/2005 is as set forth herein. The class X-CP notional balance will decrease thereafter until
      10/2011 when the class retires.
5.    Represents a fixed strip of mortgage interest rate from the One Lincoln
      Street loan.

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Structural Highlights
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                                                           STRUCTURAL HIGHLIGHTS

BOND STRUCTURE

o      Sequential pay structure(1)
o      Interest and principal are paid to senior classes before subordinate classes receive interest and principal(1)
o      Credit enhancement for each class will be provided by the subordinate classes
o      Losses are allocated in reverse sequential order starting with the non-rated principal balance class (Class T)

--------------------------------------------------------------------------------------------------------------------
  CLASS      APPROXIMATE FACE       RATINSG      APPROXIMATE    DESCRIPTION    WTD. AVG. LIFE    PRINCIPAL WINDOW(2)
                 AMOUNT ($)      (S&P/MOODY'S) CREDIT SUPPORT                     (YEARS)(2)
====================================================================================================================

A-1(3)        $113,000,000           AAA/Aaa       10.875%       Fixed Rate           2.68        11/2004-09/2009
--------------------------------------------------------------------------------------------------------------------
A-2(3)        $278,000,000           AAA/Aaa       10.875%       Fixed Rate           4.94        09/2009-11/2009
--------------------------------------------------------------------------------------------------------------------
A-3(3)         $50,000,000           AAA/Aaa       10.875%       Fixed Rate           5.96        11/2009-09/2011
--------------------------------------------------------------------------------------------------------------------
A-4(3)         $60,000,000           AAA/Aaa       10.875%       Fixed Rate           6.95        09/2011-03/2012
--------------------------------------------------------------------------------------------------------------------
A-5(3)         $79,000,000           AAA/Aaa       10.875%       Fixed Rate(4)        8.36        03/2012-03/2014
--------------------------------------------------------------------------------------------------------------------
A-6(3)        $567,660,000           AAA/Aaa       10.875%       Fixed Rate(4)        9.75        03/2014-10/2014
--------------------------------------------------------------------------------------------------------------------
A-1A(3)       $140,670,000           AAA/Aaa       10.875%       Fixed Rate(4)        7.44        11/2004-10/2014
--------------------------------------------------------------------------------------------------------------------
  B(3)         $10,842,000           AA+/Aa1       10.125%       Fixed Rate(4)        9.95        10/2014-10/2014
--------------------------------------------------------------------------------------------------------------------
  C(3)         $14,455,000            AA/Aa2        9.125%       Fixed Rate(4)        9.95        10/2014-10/2014
--------------------------------------------------------------------------------------------------------------------
  D(3)         $16,262,000           AA-/Aa3        8.000%       Fixed Rate(4)        9.95        10/2014-10/2014
--------------------------------------------------------------------------------------------------------------------
  E(3)         $12,649,000            A+/A1         7.125%       Fixed Rate(4)        9.95        10/2014-10/2014
--------------------------------------------------------------------------------------------------------------------
  F(3)         $14,455,000             A/A2         6.125%       Fixed Rate(4)        9.95        10/2014-10/2014
--------------------------------------------------------------------------------------------------------------------
 X-CL       $1,445,532,566(6)        AAA/Aaa          N/A        Variable IO(7)      7.83(8)      11/2004 - 10/2019(9)
--------------------------------------------------------------------------------------------------------------------
 X-CP       $1,340,110,000(6)        AAA/Aaa          N/A        Variable IO(7)      5.15(8)      10/2005 - 10/2011(9)
--------------------------------------------------------------------------------------------------------------------
 X-OL         $203,094,752(6)        AAA/Aaa          N/A        Fixed IO(10)        7.30(8)      11/2004 - 10/2017(9)
--------------------------------------------------------------------------------------------------------------------
   G           $12,649,000            A-/A3         5.250%       Fixed Rate(4)        9.95        10/2014 - 10/2014
--------------------------------------------------------------------------------------------------------------------
   H           $12,648,000          BBB+/Baa1       4.375%          WAC(5)            9.98        10/2014 - 12/2014
--------------------------------------------------------------------------------------------------------------------
   J            $9,035,000           BBB/Baa2       3.750%          WAC(5)           10.38        12/2014 - 06/2015
--------------------------------------------------------------------------------------------------------------------
   K           $16,262,000          BBB-/Baa3       2.625%          WAC(5)           11.02        06/2015 - 04/2016
--------------------------------------------------------------------------------------------------------------------
   L            $3,614,000           BB+/Ba1        2.375%       Fixed Rate(4)       11.52        04/2016 - 06/2016
--------------------------------------------------------------------------------------------------------------------
   M            $7,227,000            BB/Ba2        1.875%       Fixed Rate(4)       11.78        06/2016 - 10/2016
--------------------------------------------------------------------------------------------------------------------
   N            $3,614,000           BB-/Ba3        1.625%       Fixed Rate(4)       12.04        10/2016 - 12/2016
--------------------------------------------------------------------------------------------------------------------
   P            $1,807,000            B+/B1         1.500%       Fixed Rate(4)       12.16        12/2016 - 01/2017
--------------------------------------------------------------------------------------------------------------------
   Q            $3,614,000             B/B2         1.250%       Fixed Rate(4)       12.29        01/2017 - 03/2017
--------------------------------------------------------------------------------------------------------------------
   S            $3,614,000            B-/B3         1.000%       Fixed Rate(4)       12.46        03/2017 - 05/2017
--------------------------------------------------------------------------------------------------------------------
   T           $14,455,566            NR/NR           N/A        Fixed Rate(4)       13.44        05/2017 - 10/2019
--------------------------------------------------------------------------------------------------------------------

-----------------------------

1.    Except that Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class
      A-6, Class A-1A, Class X-CL, Class X-CP and Class X-OL receive interest on a pro-rata basis.
2.    Calculated, assuming among other things, 0% CPR, no defaults or losses and that ARD loans mature and are paid in full on their respective anticipated repayment dates.
3.    Certificates offered as part of the public offering.
4.    For any distribution date, if the weighted average of certain net interest rates on the underlying mortgage loans is less than a specified fixed rate for such class, then the pass-through rate for that class of certificates on that distribution date will equal such weighted average net interest rate.
5.    The pass-through rates will equal the weighted average of certain net interest rates on the underlying mortgage loans ("WAC") or in some cases, the WAC minus a specified percentage.
6.    Represents the notional amount.
7.    The Class X-CL and X-CP certificates have rights to certain excess interest on all underlying mortgage loans.
8.    Represents the weighted average life of each dollar reduction in notional amount.
9.    Represents period over which the notional amount will be reduced to zero.
10.   Represents a fixed strip of mortgage interest rate from the One Lincoln
      Street loan.

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                                        5

Structural Highlights
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                                                           STRUCTURAL HIGHLIGHTS

CALL PROTECTION

======================================================================================================================
                                                                                                STATISTICAL DATA(1)
----------------------------------------------------------------------------------------------------------------------

Loans with Initial Lock-Out & Defeasance Thereafter                                                93.5%(2)
----------------------------------------------------------------------------------------------------------------------
Loans with Initial Lock-Out & Yield Maintenance Thereafter                                          4.4%(2)
----------------------------------------------------------------------------------------------------------------------
Loans With Initial Yield Maintenance & Defeasance Thereafter                                        1.0%(2)
----------------------------------------------------------------------------------------------------------------------
Loans With Yield Maintenance Only                                                                   0.8%(2)
----------------------------------------------------------------------------------------------------------------------
Loans With Initial Lock-Out Followed by Defeasance & Fixed Penalty Thereafter                       0.3%(2)
----------------------------------------------------------------------------------------------------------------------
Weighted Average Remaining Lock-Out                                                               101.9 months(3)
----------------------------------------------------------------------------------------------------------------------
Weighted Average Open Period                                                                        3.1 months
======================================================================================================================

================================================================================================================================
                                                                                           PERCENT OF INITIAL MORTGAGE POOL
      OPEN PREPAYMENT PERIOD AT END OF LOAN                NUMBER OF LOANS                           BALANCE(1)
--------------------------------------------------------------------------------------------------------------------------------

                     None                                          27                                  23.5%
--------------------------------------------------------------------------------------------------------------------------------
                   1 Month                                         15                                   7.4%
--------------------------------------------------------------------------------------------------------------------------------
                   2 Months                                         8                                   8.8%
--------------------------------------------------------------------------------------------------------------------------------
                   3 Months                                        37                                  29.4%
--------------------------------------------------------------------------------------------------------------------------------
                   6 Months                                         4                                  28.8%
--------------------------------------------------------------------------------------------------------------------------------
                  12 Months                                         4                                   2.0%
--------------------------------------------------------------------------------------------------------------------------------
                    Total:                                         95                                  100.0%
================================================================================================================================

------------------------

1.       As of the Cut-Off Date.
2.       Percent of initial mortgage pool balance.
3.       Weighted Average Remaining Lock-Out represents loans within their
         Remaining Lock-Out or Lock-Out/Defeasance Periods.

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Structural Highlights
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                                                           STRUCTURAL HIGHLIGHTS

PREPAYMENT PREMIUMS(1)

======================================================================================================================
PREPAYMENT PREMIUM      10/2004     10/2005     10/2006     10/2007     10/2008     10/2009     10/2010     10/2011
----------------------------------------------------------------------------------------------------------------------

    LOCK-OUT/DEF.        98.2%       98.2%       97.1%       96.7%       95.9%       93.3%       91.5%       93.3%
----------------------------------------------------------------------------------------------------------------------
    YIELD MAINT.          1.8%        1.8%        2.9%        3.3%        4.1%        6.4%        6.3%        6.7%
----------------------------------------------------------------------------------------------------------------------
      SUB-TOTAL          100.0%      100.0%      100.0%      100.0%      100.0%      99.6%       97.8%       100.0%
======================================================================================================================

===========================================================
PREPAYMENT PREMIUM       10/2012     10/2013     10/2014
-----------------------------------------------------------

    LOCK-OUT/DEF.         91.1%       93.4%       92.5%
-----------------------------------------------------------
    YIELD MAINT.           6.6%        6.6%        7.5%
-----------------------------------------------------------
      SUB-TOTAL           97.8%       100.0%      100.0%
===========================================================

==================================================================================================================================
        =3.0%              -           -           -           -           -           -           -           -           -
----------------------------------------------------------------------------------------------------------------------------------
        2.5%               -           -           -           -           -           -           -           -           -
----------------------------------------------------------------------------------------------------------------------------------
        2.0%               -           -           -           -           -           -           -           -           -
----------------------------------------------------------------------------------------------------------------------------------
        1.5%               -           -           -           -           -          0.4%         -           -           -
----------------------------------------------------------------------------------------------------------------------------------
        1.0%               -           -           -           -           -           -           -           -           -
----------------------------------------------------------------------------------------------------------------------------------
        OPEN               -           -           -           -           -           -          2.2%         -          2.2%
==================================================================================================================================
        TOTAL            100.0%      100.0%      100.0%      100.0%      100.0%      100.0%      100.0%      100.0%      100.0%
==================================================================================================================================

==============================================
       =3.0%               -           -
----------------------------------------------
        2.5%               -           -
----------------------------------------------
        2.0%               -           -
----------------------------------------------
        1.5%               -           -
----------------------------------------------
        1.0%               -           -
----------------------------------------------
        OPEN               -           -
==============================================
        TOTAL            100.0%      100.0%
==============================================

---------------------
1.    Represents percentage of then outstanding balance of mortgage loan pool as of the date shown assuming, among other things, no prepayments, defaults or losses and that ARD loans mature and are paid in full on their respective anticipated repayment dates.

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                                                      COLLATERAL POOL HIGHLIGHTS

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

POOL COMPOSITION

o     The pool includes seven mortgage loans/portfolios (representing 42.3% of the initial mortgage pool balance) which S&P and Moody's have confirmed that, in the context of their inclusion in the securitization trust, have credit characteristics that are consistent with obligations rated investment grade (the "Investment Grade Loans").

o     Three of the Investment Grade Loans (the One Lincoln Street loan, the
      World Apparel Center loan and the Kimco Retail Portfolio) will be part of a split loan structure comprised of pari passu components and/or a subordinate component. The structures of these loans are outlined on the following pages.

o     Summary of the pool composition is as follows:

==========================================================================================================================
                                                                        TOTAL PRINCIPAL BALANCE         PERCENT OF TOTAL
                                          NUMBER OF LOANS                 AS OF CUT-OFF DATE              MORTGAGE POOL
--------------------------------------------------------------------------------------------------------------------------

Investment Grade Loans(1)                         9                             $611,296,044                 42.3%
--------------------------------------------------------------------------------------------------------------------------
Conduit Loans                                    86                              834,236,522                 57.7
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                           95                           $1,445,532,566                100.0%
==========================================================================================================================

-------------------------------
1.     Includes the Kimco Retail Portfolio comprised of three separate A-Notes.

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Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

THE ONE LINCOLN STREET LOAN A/B NOTE STRUCTURE

o     The One Lincoln Street loan was split into an A-1 Note, an A-2 Note and a
      B Note. The A Notes (described below) were created by de-leveraging a larger loan balance utilizing the A/B Note structure which was developed in LBCMT 1999-C2.

                               [GRAPHIC OMITTED]

--------------------  -------------------  ----------------   ---------------------     ---------------------
                            A-1 NOTE          A-1 NOTE        AAA/Aaa TO AAA/Aaa
                           ($203.1m)          ($203.1m)           CASHFLOWS(1)          LB-UBS 2004-C7 TRUST
                      -------------------  ----------------   ---------------------     ---------------------
     ONE LINCOLN
        STREET
                      -------------------  -----------------  ---------------------     ---------------------
                                                                                          ONE LINCOLN STREET
                      A-2 NOTE ($277.5m)   A-2 NOTE (477.5m)        AAA TO AA-           COMMERCIAL MORTGAGE
                                                                    CASHFLOWS(1)        TRUST, SERIES 2004-C3
                      -------------------  -----------------  ---------------------     ---------------------
                      -------------------  -----------------
                        B NOTE ($33.5m)     B NOTE ($33.5m)
--------------------  -------------------  -----------------

o     The A-1 Note holder receives all monthly principal payments prior to the
      A-2 Note and B Note holders receiving monthly principal payments.

o     In the event of default, the B Note holder receives no principal payments until the principal amount of the A Notes have been paid in full(2).

o     The A-2 Note and the B Note were securitized in a separate standalone transaction and will not be included in the LB-UBS 2004-C7 Trust.

------------

1.    S&P and/or Moody's have indicated to the Depositor that the A-1 Note proceeds are expected to contribute AAA/Aaa through AAA/Aaa cashflows to the LB-UBS 2004-C7 Trust.
2.    Subject to the terms of the Co-Lender Agreement.

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Collateral Pool Highlights
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                                                      COLLATERAL POOL HIGHLIGHTS

THE WORLD APPAREL CENTER LOAN STRUCTURE

o     The World Apparel Center loan was split into three pro rata and pari passu components (the A-1 Note, A-2 Note, and A-3 Note components) of $73.0 million, $73.0 million, and $73.0 million, respectively.

                               [GRAPHIC OMITTED]

-----------------------    -------------------------------   ----------------------    -----------------------  -------------------

     WORLD APPAREL           A-1 NOTE   A-2 NOTE  A-3 NOTE           A-2 NOTE             AAA/Aaa TO A+/A2            LB-UBS
        CENTER               ($73.0m)   ($73.0m)  ($73.0m)           ($73.0m)                CASHFLOWS(1)             2004-C7
                                                                                                                       TRUST

-----------------------    -------------------------------   ----------------------    -----------------------  -------------------

o     The A-1 Note, A-2 Note and A-3 Note component holders receive principal and interest payments pro rata and pari passu(2).

o     The A-1 Note component and the A-3 Note component will not be included in the LB-UBS 2004-C7 Trust.

----------------------

1.    S&P and Moody's have indicated to the Depositor that the A-2 Note component proceeds are expected to contribute AAA/Aaa through A+/A2 cashflows to the LB-UBS 2004-C7 Trust.
2.    Subject to the terms of the Co-Lender Agreement.

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Collateral Pool Highlights
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                                                      COLLATERAL POOL HIGHLIGHTS

THE KIMCO RETAIL PORTFOLIO STRUCTURE

o     The Kimco Retail Portfolio will be split into three A Notes on three mortgage loans with a current aggregate balance of approximately $26.8 million.

                               [GRAPHIC OMITTED]

----------------------    -----------------------  --------------------   -----------------------------   ------------------------
                                                       A NOTE ($11.9m)          AAA/Aaa TO AAA/Aa1
                              ENCHANTED FOREST     --------------------             CASHFLOWS(1)
                                 ($21.63m)         --------------------   -----------------------------
                                                       B NOTE ($9.73m)
                           ----------------------  --------------------
                           ----------------------  --------------------   -----------------------------
       KIMCO RETAIL           WILKENS BELTWAY          A NOTE ($8.9m)           AAA/Aaa TO AAA/Aa1
         PORTFOLIO                 PLAZA           --------------------             CASHFLOWS(1)               LB-UBS 2004-CJ
                                  ($16.0m)         --------------------   -----------------------------             TRUST
                                                       B NOTE ($7.1m)
                          -----------------------  --------------------
                          -----------------------  --------------------   -----------------------------
                              PERRY HALL SUPER         A NOTE ($6.0m)           AAA/Aaa TO AAA/Aa2
                                   FRESH           --------------------             CASHFLOWS(1)
                                  ($9.7m)          --------------------   -----------------------------
                                                       B NOTE ($3.7m)
-----------------------   -----------------------  --------------------                                   -------------------------

o     The A Note and B Note holder receive principal and interest payments pro rata and pari passu.

o     In the event of default, the B Note holder receives no principal payments until the principal amount of the A Note has been paid in full(2).

o     The B Notes were originated by and will be held by an insurance company on a whole loan basis. The B Notes will not be included in the LB-UBS 2004-C7
      Trust.

------------------------------
1.    S&P and Moody's have indicated to the Depositor that the Enchanted Forest
      A Note proceeds are expected to contribute AAA/Aaa through AAA/Aa1 cashflows, the Wilkens Beltway Plaza A Note proceeds are expected to contribute AAA/Aaa through AAA/Aa1 cashflows and the Perry Hall Super
      Fresh A Note proceeds are expected to contribute AAA/Aaa through AAA/Aa2 cashflows to the LB-UBS 2004-C7 Trust.
2.    Subject to the terms of the Co-Lender Agreement.

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Collateral Pool Highlights
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                                                      COLLATERAL POOL HIGHLIGHTS

o     The A Note(s)(1) DSCR and LTV are set forth below:

=======================================================================================================================

                                 ONE LINCOLN STREET           WORLD APPAREL CENTER           KIMCO RETAIL PORTFOLIO

------------------------ ----------------------------------------------------------------------------------------------

     UW DSCR(2)                        1.36x                          1.98x                           2.92x
------------------------ ----------------------------------------------------------------------------------------------
  UW Net Cash Flow                  $52,433,713                   $29,608,161                       $5,114,742
------------------------ ----------------------------------------------------------------------------------------------
       LTV(3)                          65.6%                          55.4%                            39.6%
------------------------ ----------------------------------------------------------------------------------------------
   Appraised Value                 $733,000,000                  $395,000,000                      $67,800,000
------------------------ ----------------------------------------------------------------------------------------------
  Shadow Rating(4)                   AAA/Aaa                         A+/A2                       AAA/Aa1 to AAA/Aa2
=======================================================================================================================

o     The combined A Note(s)(1) and B Note(s)(5) DSCR and LTV are set forth below:

=========================================================================================

                                 ONE LINCOLN STREET            KIMCO RETAIL PORTFOLIO

-----------------------------------------------------------------------------------------

     UW DSCR(6)                        1.29x                            1.60x
-----------------------------------------------------------------------------------------
  UW Net Cash Flow                  $52,433,713                       $5,114,742
-----------------------------------------------------------------------------------------
       LTV(7)                          70.1%                             69.9%
-----------------------------------------------------------------------------------------
   Appraised Value                 $733,000,000                      $67,800,000
-----------------------------------------------------------------------------------------
  Shadow Rating(4)                      AA-                               N/A
=========================================================================================

---------------------------
1.    Represents the A-1 Note of a $520,000,000 whole loan secured by One
      Lincoln Street, the A-2 Note component of a $219,000,000 whole loan secured by World Apparel Center and in the case of the Kimco Retail
      Portfolio, the A Notes of three bifurcated mortgage loans: Enchanted
      Forest ($11,900,000 A Note component of a $21,630,000 whole loan), Wilkens
      Beltway Plaza ($8,900,000 A Note component of a $16,000,000 whole loan)
      and Perry Hall Super Fresh ($6,000,000 A Note component of a $9,700,000 whole loan).
2.    Based on underwritten net cashflow that includes, for the One Lincoln
      Street loan, annualized average of applicable monthly P&I and interest only payments from 10/11/2004 through expected repayment of the A-1 Note on 10/11/2017 and on a loan amount of $480,594,752 that includes the A-1
      Note and the non-trust A-2 Note. For the World Apparel Center loan, based on annual debt constant commencing year four and a loan amount of
      $219,000,000 that includes the non-trust A-1 Note component, the A-2 Note component and the non-trust A-3 Note component. For the Kimco Retail
      Portfolio, based on weighted average actual debt constant commencing year three and on a loan amount of $26,800,000 that comprises the three A
      Notes.
3.    Based on appraised values or aggregate appraised values, as applicable, and in the case of the One Lincoln Street loan, calculated assuming a loan amount that includes the A-1 Note and the non trust A-2 Note (combined balance of $480,594,752). In the case of the World Apparel Center loan, calculated assuming a loan amount that comprises the non-trust A-1 Note component, A-2 Note component and the non-trust A-3 Note component
      (aggregate balance of $219,000,000). In the case of the Kimco Retail
      Portfolio, calculated as a weighted average based on loan amounts for the three A Notes (aggregate balance of $26,800,000).
4.    S&P and/or Moody's have each confirmed to the Depositor that the respective ratings in this row reflect an assessment by such rating agency that, in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with obligations that are so rated. In the case of the Kimco Retail Portfolio, the Enchanted Forest A Note proceeds are expected to contribute AAA/Aaa through AAA/Aa1 cashflows, the Wilkens Beltway Plaza A Note proceeds are expected to contribute AAA/Aaa through AAA/Aa1 cashflows and the Perry
      Hall Super Fresh A Note proceeds are expected to contribute AAA/Aaa through AAA/Aa2 cashflows to the LB-UBS 2004-C7 Trust.
5.    The One Lincoln Street loan A-2 Note and B Note (combined balance of
      $311,000,000) and the Kimco Retail Portfolio B Notes (aggregate balance of
      $20,530,000) will not be included in the LB-UBS 2004-C7 Trust.
6.    Based on underwritten net cashflow for the One Lincoln Street loan and annualized average of monthly P&I payments which are based on a fixed rate from month seven to the A-1 Note maturity and on a loan amount of
      $514,094,752 that includes the A-1 Note, the non-trust A-2 Note and the non-trust B Note. For Kimco Retail Portfolio based on underwritten net cashflow, the weighted average actual debt constant commencing year three and the aggregate balance of the three A Notes and B Notes of $47,330,000.
7.    Based on appraised values or aggregate appraised values, as applicable, and in the case of the One Lincoln Street loan, calculated assuming a loan amount that includes the A-1 Note, the non trust A-2 Note and the non-trust B Note (combined balance of $514,094,752). In the case of the
      Kimco Retail Portfolio, calculated as a weighted average based on loan amounts for the three A Notes and B Notes (aggregate balance of
      $47,330,000).

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Collateral Pool Highlights
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                                                      COLLATERAL POOL HIGHLIGHTS

MORTGAGE LOAN SELLERS

o     Sponsors of properties securing loans in the LB-UBS 2004-C7 transaction include the following:
      - Simon Property Group, Inc.
      - Westfield America, Inc.
      - The George Washington University
      - Trizec Properties Inc. / The Swig Investment Company
      - Kimco Realty Corporation
      - American Financial Realty Trust
      - GE Pension Trust / L&L Acquisitions LLC
      - E. Stanley Kroenke

o    Conduit Origination Program
     - Underwritten NCF on conduit loans either verified subject to a variance of 2.5% or, in select cases, re-underwritten by third party service providers (i.e., by a "Big Four" accounting firm).
     - Sponsor/principal due diligence performed for all loans using a combination of either Lexis/Nexis, bank references, Equifax, TRW reports, litigation searches or other types of credit history and background checks.
     - Appraisals are prepared in accordance with USPAP standards by approved vendors and substantially all are prepared in accordance with FIRREA.
     - Substantially all borrowers are single asset entities.
     - Non-consolidation opinions
       o Delivered for substantially all loans with principal balances greater than $15 million
     - Cash management systems affecting approximately 98.3% of the initial mortgage pool balance
       o Hard lockbox- 42.8% of the initial mortgage pool balance(1)
       o Springing lockbox- 55.5% of the initial mortgage pool balance

----------------------
1.    Includes hard lockboxes under lender control that are subject to daily or weekly sweeps to accounts controlled by the Borrower unless there is the occurrence of certain trigger events and certain multifamily and MHP properties where the property manager or other party is required to deposit rents, or a majority of the rents, into a hard lockbox under lender control.

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Collateral Pool Highlights
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                                                      COLLATERAL POOL HIGHLIGHTS

FUNDED ESCROWS

=============================================================================================================================
 ESCROW TYPE(1)                                                          PERCENT OF POOL WITH FUNDED ESCROWS(2)
-----------------------------------------------------------------------------------------------------------------------------

Insurance Reserves(3)                                                                        95.8%
-----------------------------------------------------------------------------------------------------------------------------
Tax Reserves(4)                                                                              79.9%
-----------------------------------------------------------------------------------------------------------------------------
Replacement Reserves                                                                         78.9%
-----------------------------------------------------------------------------------------------------------------------------
TI & LC (Industrial)                                                                        100.0%
-----------------------------------------------------------------------------------------------------------------------------
TI & LC (Office)                                                                            100.0%
-----------------------------------------------------------------------------------------------------------------------------
TI & LC (Retail)                                                                             87.7%
=============================================================================================================================

--------------------------
1.    Escrows are generally in the form of either up-front reserves, periodic cash deposits, letters of credit or guarantees from Sponsor.
2.    As of the Cut-Off Date; excludes the Investment Grade Loans.
3.    In some instances where there are no actual insurance escrows, certain creditworthy tenants are permitted to maintain insurance or self-insure and are deemed to have escrows in the table above.
4.    In some instances where there are no actual tax escrows, certain creditworthy tenants are permitted to pay taxes directly and are deemed to have escrows in the table above.

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Collateral Pool Highlights
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                                                      COLLATERAL POOL HIGHLIGHTS

============================================================================================================================
                                         GENERAL POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
----------------------------------------------------------------------------------------------------------------------------

Size of Pool                                                                                                 $1,445,532,566
----------------------------------------------------------------------------------------------------------------------------
Contributors of Collateral                                                                                    Lehman: 72.2%
                                                                                                                 UBS: 27.8%
----------------------------------------------------------------------------------------------------------------------------
Number of Loans                                                                                                          95
----------------------------------------------------------------------------------------------------------------------------
Gross Weighted Average Coupon                                                                                        5.559%
----------------------------------------------------------------------------------------------------------------------------
Weighted Average Original Term to Maturity(1)                                                                    111 Months
----------------------------------------------------------------------------------------------------------------------------
Weighted Average Remaining Term to Maturity(1)                                                                   108 Months
----------------------------------------------------------------------------------------------------------------------------
Average Balance                                                                                                 $15,216,132
----------------------------------------------------------------------------------------------------------------------------
Average Conduit Balance (excluding the Investment Grade Loans)                                                   $9,700,425
----------------------------------------------------------------------------------------------------------------------------
Largest Loan                                                                                                   $203,094,752
----------------------------------------------------------------------------------------------------------------------------
Largest Conduit Loan                                                                                           $168,000,000
----------------------------------------------------------------------------------------------------------------------------
WA U/W DSCR(2)                                                                                                        1.60x
----------------------------------------------------------------------------------------------------------------------------
WA LTV(2)                                                                                                             68.5%
----------------------------------------------------------------------------------------------------------------------------
WA LTV at Maturity/ARD(1)(2)(4)                                                                                       53.5%
----------------------------------------------------------------------------------------------------------------------------
Geographic Diversity                                                             25 States, the District of Columbia and the
                                                                                                           Territory of Guam
----------------------------------------------------------------------------------------------------------------------------
Balloon and/or ARD Loans(3)                                                                                           85.1%
============================================================================================================================

------------------------
1.    Assumes ARD loans mature and are paid in full on their respective anticipated repayment dates.
2.    Credit characteristics excluding the Investment Grade Loans are as follows: WA U/W DSCR: 1.36x; WA LTV: 75.3%; WA LTV at Maturity/ARD: 68.2%.
3.    Includes interest only loans.
4.    Includes fully amortizing loans.

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Collateral Pool Highlights
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                                                      COLLATERAL POOL HIGHLIGHTS

PROPERTY TYPE

o Heavily concentrated in the following asset classes:
   - Office, Regional Mall, Anchored Retail, Multifamily(1),
     Industrial/Warehouse and Investment Grade Loans comprise 93.1% of the initial mortgage pool balance.
   - Investment Grade Loans comprise 42.3% of the initial mortgage pool balance.

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                PROPERTY TYPE(2)
--------------------------------------------------------------------------------

                                     OFFICE
                                     46.4%
                            (48.8% INVESTMENT GRADE)

                                 REGIONAL MALL
                                     18.9%
                            (89.8% INVESTMENT GRADE)

                                ANCHORED RETAIL
                                     15.4%
                            (12.0% INVESTMENT GRADE)

                                 MULTIFAMILY(1)
                                     10.3%
                            (8.0% INVESTMENT GRADE)

                               UNANCHORED RETAIL
                                      5.5%

                              INDUSTRIAL/WAREHOUSE
                                      2.0%

                                  SELF STORAGE
                                      1.4%

--------------

1.   Multifamily component includes MHP properties representing 1.0% of the aggregate pool.
2.   Percentages based on allocated loan amount per property.

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Collateral Pool Highlights
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                                                      COLLATERAL POOL HIGHLIGHTS

GEOGRAPHIC DIVERSITY

o   The loans are secured by properties located in 25 states, the District of
    Columbia and the Territory of Guam.
o   Only three states represent more than 10.0% (by principal balance) of the
    Mortgaged Properties (New York 18.9%, Massachusetts 14.4% and California
    14.1%).
    - 26.7% (by principal balance) of the properties in New York secure mortgage loans that have credit characteristics consistent with obligations rated investment grade by S&P and Moody's.
    - 97.6% (by principal balance) of the properties in Massachusetts secure mortgage loans that have credit characteristics consistent with obligations rated investment grade by S&P and Moody's.
    - 73.4% (by principal balance) of the properties in California secure mortgage loans that have credit characteristics consistent with obligations rated investment grade by S&P and Moody's.

                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                STATE DISTRIBUTION
--------------------------------------------------------------------------------

                                    OTHER(1)
                                     21.8%
                            (24.7% INVESTMENT GRADE)

                                       NY
                                     18.9%
                            (26.7% INVESTMENT GRADE)

                                       MA
                                     14.4%
                            (97.6% INVESTMENT GRADE)

                                       CA
                                     14.1%
                            (73.4% INVESTMENT GRADE)

                                       PA
                                      7.2%
                            (92.0% INVESTMENT GRADE)

                                       TX
                                      7.1%

                                       FL
                                      6.4%
                            (12.9% INVESTMENT GRADE)

                                       IL
                                      6.1%

                                       NV
                                      4.0%

-----------------------

1. No other state or territory represents more than 3.8% of the initial mortgage pool balance.

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Collateral Pool Highlights
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                                                      COLLATERAL POOL HIGHLIGHTS

CUT-OFF DATE LOAN SIZE DIVERSITY

o  95 mortgage loans

o  Average loan size: $15,216,132 ($9,700,425 excluding the Investment Grade
   Loans)

o  The largest loan comprises 14.0% of the initial mortgage pool balance (11.6%
   excluding the Investment Grade Loans)

                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                       CUT-OFF DATE LOAN SIZE DISTRIBUTION
--------------------------------------------------------------------------------

$ MILLIONS            # OF LOANS         % OF POOL
----------            ----------         ---------

(less than) $6            54                12.6%
$6 - $14                  23                14.8%
$14 - $40                 10                13.8%
$40 - $60                  2                 6.7%
$60 - $120                 3                16.2%
$100 - $150                1                10.4%
(more than) $150           2                25.7%

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Collateral Pool Highlights
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                                                      COLLATERAL POOL HIGHLIGHTS

UNDERWRITTEN DEBT SERVICE COVERAGE RATIO

o    Weighted average underwritten debt service coverage ratio of 1.60x.

====================================================================================================================================
                                                    UNDERWRITTEN DEBT SERVICE COVERAGE RATIO
====================================================================================================================================
            PROPERTY TYPE                              % OF POOL                      WA DSCR                      MIN-MAX DSCR
====================================================================================================================================

OFFICE                                                   46.4%                         1.50X                      1.20x - 2.20x
RETAIL                                                   39.6%                         1.81x                      1.20x - 3.02x
  Regional Mall                                          18.9%                         2.14x                      1.25x - 2.44x
  Anchored Retail                                        15.2%                         1.53x                      1.20x - 3.02x
  Unanchored Retail                                       5.5%                         1.40x                      1.27x - 2.09x
MULTIFAMILY(1)                                           10.6%                         1.32X                      1.20x - 1.51x
INDUSTRIAL/WAREHOUSE                                      2.0%                         1.45X                      1.29x - 1.55x
SELF STORAGE                                              1.4%                         1.40X                      1.22x - 1.98x
====================================================================================================================================
   TOTAL:                                               100.0%                         1.60x                      1.20x - 3.02x
====================================================================================================================================

                               [GRAPHIC OMITTED]

DSCR                           # OF LOANS           % OF POOL
----                           ----------           ---------
1.20x - 1.29x                      32                 18.8%
1.30x - 1.39x                      32                 29.9%
1.40x - 1.49x                      14                 17.9%
1.50x - 1.59x                       7                  5.7%
(more than or equal to) 1.60x      10                 27.7%

---------------
1.      Multifamily component includes MHP properties representing 1.0% of the aggregate pool.

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Collateral Pool Highlights
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                                                      COLLATERAL POOL HIGHLIGHTS

CUT-OFF DATE LOAN TO VALUE RATIO

o   Weighted average loan to value of 68.5%.
o   Weighted average loan to value at maturity or ARD of 53.5%.(1)(2)

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                        CUT-OFF DATE LOAN TO VALUE RATIO
--------------------------------------------------------------------------------

LTV                    # OF LOANS          % OF POOL
---                    ----------          ---------
(less than) 50.0%            7                 7.2%
50.1% - 55.0%                1                 0.1%
55.1% - 60.0%                3                15.7%
60.1% - 65.0%                6                 7.7%
65.1% - 70.0%               11                16.8%
70.1% - 75.0%               23                23.0%
75.1% - 80.0%               44                29.6%

------------------------
1.    Assumes ARD loans are paid in full on their anticipated repayment dates.
2.    Includes fully amortizing loans.

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                                       20

--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

INVESTMENT GRADE LOANS

===================================================================================================================================
                                          INVESTMENT GRADE LOAN CHARACTERISTICS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       PERCENT OF INITIAL
NAME                   PROPERTY TYPE           CUT-OFF DATE              MORTGAGE POOL            UW        LTV(2)    S&P/MOODY'S(3)
                                                  BALANCE                   BALANCE             DSCR(1)
-----------------------------------------------------------------------------------------------------------------------------------

One Lincoln Street
(A-1 Note)(4)            Office               $203,094,752                   14.0%               1.36x     65.6%        AAA/Aaa
-----------------------------------------------------------------------------------------------------------------------------------
Westfield
Shoppingtown Mission
Valley                 Regional Mall           150,000,000                   10.4                2.44      59.8         BBB+/Baa2
-----------------------------------------------------------------------------------------------------------------------------------
Montgomery Mall        Regional Mall            95,478,361                    6.6                1.94      62.0           AA/A3
-----------------------------------------------------------------------------------------------------------------------------------
World Apparel Center
(A-2 Note
component)(5)            Office                 73,000,000                    5.1                1.98      55.4           A+/A2
-----------------------------------------------------------------------------------------------------------------------------------
2100 Pennsylvania
Avenue                   Office                 50,999,263                    3.5                2.20      48.6           AAA/Aa2
-----------------------------------------------------------------------------------------------------------------------------------
Kimco Retail
Portfolio (A Notes)(6) Anchored Retail          26,800,000                    1.9                2.92      39.6           AAA/Aa1 to
                                                                                                                           AAA/Aa2
-------------------- ------------------ ---------------------- ------------------------------ ---------- --------- ----------------
Palmetto Place
Apartments                Multifamily           11,923,668                    0.8                1.28       36.7           AAA/Aaa
===================================================================================================================================
TOTAL/WEIGHTED AVERAGE:      --               $611,296,044                   42.3%               1.93x      59.3%            --
===================================================================================================================================

------------------------
1.  Calculated based on underwritten net cashflow and actual debt service constant or interest rate, as applicable. In the case of the One Lincoln
    Street loan based on a net cashflow of $52,433,713 and an average annual debt constant calculated as the annualized average of the applicable monthly
    P&I and interest only payments from 10/11/2004 through expected repayment of the A-1 Note on 10/11/2017 and on a loan amount of $480,594,752 that includes the A-1 Note and the non-trust A-2 Note. In the case of the World
    Apparel Center loan, based on actual annual debt constant commencing year four and a loan amount of $219,000,000 that comprises the non-trust A-1 Note component, the A-2 Note component and the non-trust A-3 Note component. In the case of the Kimco Retail Portfolio based on the weighted average actual debt constant commencing year three and a loan amount that comprises the three A Notes (aggregate balance of $26,800,000).
2.  Calculated based on Cut-Off Date Balance and the related appraised value. In the case of the One Lincoln Street loan, calculated assuming a loan amount that includes the A-1 Note and the non-trust A-2 Note (combined balance of
    $480,594,752). In the case of the World Apparel Center loan, calculated assuming a loan amount that includes the non-trust A-1 Note component, A-2
    Note component and the non-trust A-3 Note component (aggregate balance of
    $219,000,000). In the case of the Kimco Retail Portfolio, calculated as a weighted average based on loan amounts for the three A Notes (aggregate balance of $26,800,000).
3.  S&P and Moody's have confirmed to us that the ratings in this column reflect an assessment by each rating agency that, in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with the obligations that are so rated. In the case of the One Lincoln Street loan, S&P and Moody's have indicated to the Depositor that the A-1 Note proceeds are expected to contribute AAA/Aaa to AAA/Aaa cashflows to the LB-UBS 2004-C7 Trust. In the case of the World
    Apparel center loan, S&P and Moody's have indicated to the Depositor that the A-2 Note component proceeds are expected to contribute AAA/Aaa to A+/A2 cashflows to the LB-UBS 2004-C7 Trust. In the case of the Kimco Retail
    Portfolio, S&P and Moody's have indicated to the Depositor that the
    Enchanted Forest A Note proceeds are expected to contribute AAA/Aaa to
    AAA/Aa1 cashflows, the Wilkens Beltway Plaza A Note proceeds are expected to contribute AAA/Aaa to AAA/Aa1 cashflows and the Perry Hall Super Fresh A
    Note proceeds are expected to contribute AAA/Aaa to AAA/Aa2 cashflows, to the LB-UBS 2004-C7 Trust.
4.  Represents the A-1 Note of a $520,000,000 whole loan secured by One Lincoln
    Street.
5.  Represents the A-2 Note component of a $219,000,000 whole loan secured by
    World Apparel Center.
6.  The Kimco Retail Portfolio is secured by the A Notes of three bifurcated mortgage loans: Enchanted Forest ($11,900,000 A Note component of a
    $21,630,000 whole loan), Wilkens Beltway Plaza ($8,900,000 A Note component of a $16,000,000 whole loan) and Perry Hall Super Fresh ($6,000,000 A Note component of a $9,700,000 whole loan).

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                                       21

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

ONE LINCOLN STREET

Shadow Rating(1):                               AAA/Aaa

Cut-Off Date Balance (A-1 Note):                $203,094,752

Interest Rate:                                  5.790%

Maturity Date(2):                               10/11/2023

Original Term to Maturity(2):                   13.6 years

Amortization(2):                                13.6 years

Sponsor:                                        American Financial Realty Trust

Property:                                       36-story Class A office with 1,045,106 square feet of net rentable area and 900-space parking garage

Location:                                       Boston, MA

Year Built:                                     2003

Occupancy(3):                                   100%

Tenant:                                         SSB Realty, LLC, a subsidiary of State Street Corporation (NYSE: STT)
                                                leases 100% of the building with a lease end date of 9/30/2023. State
                                                Street Corporation is rated AA-/Aa3 by S&P and Moody's, respectively.
                                                State Street Corporation guarantees the SSB Realty, LLC lease.

-------------------------
1.  S&P and Moody's have indicated to the Depositor that the A-1 Note proceeds are expected to contribute AAA/Aaa through AAA/Aaa cashflows to the LB-UBS
    2004-C7 Trust.
2.  Maturity date for the whole loan is 10/11/2023 and amortizes on a 23.36 year schedule. The A-1 Note, senior in priority for all principal payments, is expected to fully amortize by 10/11/2017. Original term to maturity and amortization reflect the expected repayment of the A-1 Note on 10/11/2017.
3.  As of 8/31/2004.

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                                                      SIGNIFICANT MORTGAGE LOANS

ONE LINCOLN STREET (CONT.)

Appraised Value(1):                       $733,000,000

LTV(1)(2):                                65.6%

U/W DSCR(2)(3):                           1.36x

Reserves:                                 Ongoing reserves for taxes, insurance and replacement costs.

Lockbox:                                  Hard

Prepayment/Defeasance:                    Defeasance beginning two years after securitization. Prepayment without penalty for the whole loan permitted three months prior to Maturity Date

Mezzanine Debt:                           $50,000,000 mezzanine loan amortizing in full by 7/11/2013 subject to an intercreditor agreement which complies with rating agency guidelines

-------------------------
1.       Based on appraisal dated as of 2/6/2004.
2.       As of the Cut-Off Date and based on a loan amount of $480,594,752 that includes the A-1 Note component and the non-trust A-2 Note component.
3.       Calculated based on underwritten net cashflow of $52,433,713 and an average annual debt constant of approximately 7.948%, calculated as the annualized average of the applicable monthly P&I and interest only payments from 10/11/2004 through expected repayment of the A-1 Note on
         10/11/2017.

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                                                      SIGNIFICANT MORTGAGE LOANS

WESTFIELD SHOPPINGTOWN MISSION VALLEY

Shadow Rating(1):                   BBB+/Baa2

Cut-Off Date Balance:               $150,000,000

Interest Rate:                      4.796%

Maturity Date:                      10/11/2009

Term to Maturity:                   5 years and 1 month

Amortization:                       Interest only

Sponsor:                            Westfield America, Inc.

Property:                           Regional mall and power center with 1,570,367 square feet(2) of gross leasable area

Location:                           San Diego, CA

Year Built:                         Various; most recently renovated 2004

Appraised Value(3):                 $251,000,000

LTV(4):                             59.8%

U/W DSCR(4)(5):                     2.44x

Reserves:                           Real estate taxes and insurance premiums are guaranteed by Westfield America Inc. If an event of default occurs or in the event the DSCR falls below 1.05x based on a
                                    9.00% constant (a "trigger scenario"), the Borrower must make ongoing deposits for real estate taxes. If an event of default occurs or in the event the property is no longer covered under the Westfield America Inc. blanket insurance policy, the
                                    Borrower must make ongoing deposits for insurance premiums in the event of a
                                    "trigger scenario". Westfield America Inc. guarantees payment of $1.20 psf per annum on in-line space for TI/LC's and CapEx. In the event the debt service coverage ratio falls below 1.05x based on an assumed constant of 9.00%, the Borrower must make annual on-going deposits of $1.20 psf.

Lockbox:                            Hard

Prepayment/Defeasance:              Defeasance beginning two years after securitization. Prepayment without penalty permitted starting six months prior to Maturity Date.

----------
1.  S&P and Moody's have indicated to the Depositor that the loan proceeds are expected to contribute AAA/Aaa through BBB+/Baa2 cashflows to the LB-UBS
    2004-C7 Trust.
2.  Collateral consists of 654,099 square feet.
3.  Based on appraisal dated as of July 23, 2004.
4.  As of the Cut-Off Date.
5.  Calculated based on the underwritten net cashflow of $17,793,937 and actual debt constant of 4.863%.

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                                                      SIGNIFICANT MORTGAGE LOANS

WESTFIELD SHOPPINGTOWN MISSION VALLEY (MALL)

Anchors(1):                                       Robinson's May (400,794 square feet; credit rating of
                                                  BBB/Baa2), Target (219,303 square feet; credit rating of
                                                  A+/A2), Macy's Home Store (173,227 square feet; credit
                                                  rating of BBB+/Baa1)

Anchor Sales(2):                                  Robinson's May ($31.6 million), Target ($70.8 million), Macy's
                                                  Home Store ($27.7 million)

Overall Occupancy(3):                             97.7%

In-Line Sales/SF(4):                              $385

In-Line Cost of Occupancy(4):                     12.5%

Top Five In-Line/Major Tenants:                   Tenant                   Square Feet                  Lease End Date
                                                  ------                   -----------                  --------------
                                                  Bed Bath and Beyond        77,925                         1/31/2006
                                                  AMC Theaters(5)            76,485                        12/31/2025
                                                  Nordstrom Rack             52,876                         2/28/2007
                                                  Sports Chalet              47,000                         6/01/2008
                                                  Loehmann's                 25,030                         1/31/2012

------------------------------
1.  Credit ratings for anchors are by S&P and Moody's, respectively, and may reflect the rating of the tenant or a guarantor under the REA or ground lease, whether or not such parent is obligated under the lease. Macy's Home
    Store and Robinson's May own their land and improvements and therefore are not part of the collateral. Target owns its improvements and is subject to a ground lease, therefore its improvements are not part of the collateral.
2.  Anchor sales are estimates as reported by the Borrower for the year ending
    June 30, 2004.
3.  As of the rent roll dated August 10, 2004. In Line occupancy is 87.4%.
4.  In-line sales and occupancy cost are based on the trailing twelve months ending June 30, 2004.
5.  AMC Theaters owns its improvements and is subject to a ground lease, therefore its improvements are not part of the collateral.

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                                                      SIGNIFICANT MORTGAGE LOANS

WESTFIELD SHOPPINGTOWN MISSION VALLEY (POWER CENTER)

Overall Occupancy(1):                          92.3%

In-Line Sales/SF(2):                           $439

In-Line Cost of Occupancy(2):                  6.2%

Top Five In-Line/Major Tenants:                Tenant                           Square Feet          Lease End Date
                                               ------                           -----------          --------------
                                               Courtesy Chevrolet(3)              34,884                 12/31/2058
                                               Marshall's                         32,000                 10/31/2008
                                               Borders                            25,000                  1/31/2014
                                               DSW Shoe Warehouse                 25,000                 12/31/2009
                                               Old Navy                           16,500                  1/31/2009

1.  As of the rent roll dated August 10, 2004, adjusted to reflect the 10,010 square-foot space leased to Gateway Computers, which has exercised its go-dark clause in its lease. According to the Borrower, Gateway continues to pay rent and has a lease through September 2008.
2.  In-line sales and occupancy cost are based on the trailing twelve months ending June 30, 2004.
3.  Courtesy Chevrolet is an outparcel. The tenant owns its improvements and is subject to a ground lease, therefore its improvements are not part of the collateral.

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                                                      SIGNIFICANT MORTGAGE LOANS

MONTGOMERY MALL

Shadow Rating(1):                                 AA/A3

Cut-Off Date Balance:                             $95,478,361

Interest Rate:                                    5.173%

Anticipated Repayment Date ("ARD"):               5/11/2014

Maturity Date:                                    5/11/2034

Original Term to ARD:                             10 years

Amortization:                                     30 years

Sponsor:                                          Simon Property Group, Inc.

Property:                                         Super-regional mall with 1,120,869 square feet(2) of gross leasable area

Location:                                         Montgomery Township, PA

Year Built:                                       1977; renovated 1996

In-Line Sales/SF(3):                              $363

In-Line Cost of Occupancy(3):                     13.2%

Anchors(4):                                       Macy's (217,976 square feet; credit rating of BBB+/Baa1), Strawbridge's
                                                  (167,629 square feet, credit rating of BBB/Baa2), Sears (149,925 square feet; credit rating of BBB/Baa1) and JCPenney (149,325 square feet;
                                                  credit rating of BB+/Ba3).

Anchor Sales(5):                                  Macy's ($35.6 million), Sears ($34.0 million), Strawbridge's ($23.4 million), JCPenney ($25.9 million)

----------------------------
1.  S&P and Moody's have indicated to the Depositor that the whole loan proceeds are expected to contribute AAA/Aaa through AA/A3 cashflows to the LB-UBS
    2004-C7 Trust.
2.  Collateral consists of 558,884 square feet, which includes 149,325 square foot JCPenney anchor store, 392,509 square feet of in-line mall space and
    17,050 square feet of JCPenney/Firestone Auto Center outparcel pad and improvements. Macy's, Sears and Strawbridge's lease their pads and own their improvements, therefore their improvements are not part of the collateral.
    Additionally, Sears Auto Center and TGI Friday's are outparcels. These tenants own their improvements and are subject to a pad lease, therefore their improvements are not part of the collateral.
3.  Comparable in-line sales and occupancy costs for tenants under 10,000 square feet are based on Borrower provided information for the twelve months ending
    1/31/2004 for sales and for the twelve months ending 12/31/2003 for occupancy costs.
4.  Credit ratings are by S&P and Moody's, respectively, and may reflect the rating of the parent, whether or not it is obligated under the related lease, if the individual department store company is not rated.
5.  Anchor sales, as reported by the Borrower, for the twelve months ending
    1/31/2004, except for Sears which are Borrower estimates for 2002 as Sears is not required to report.

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                                                      SIGNIFICANT MORTGAGE LOANS

MONTGOMERY MALL (CONT.)

Top Five In-Line Tenants:                  Tenant                      Square Feet        Lease End Date
                                           ------                      -----------        --------------
                                           The Limited                   16,241              1/31/2007
                                           Tweeter                       12,021              9/30/2005
                                           New York & Company             9,422              1/31/2006
                                           The Gap                        9,149              1/31/2008
                                           Express                        8,830              1/31/2014

Overall Occupancy(1):                      96.1%

Appraised Value(2):                        $154,000,000

LTV(2)(3):                                 62.0%

U/W DSCR(3)(4):                            1.94x

Reserves:                                  Monthly reserves for taxes. Insurance escrows not required so long as property covered under Simon's blanket insurance.

Lockbox:                                   Hard

Prepayment/Defeasance:                     Defeasance beginning two years after securitization. Prepayment without penalty permitted six months prior to ARD.

------------
1. As of 8/2/2004.
2. Based on appraisal dated as of 3/8/2004.
3. As of the cut-off date.
4. Calculated based on the underwritten net cashflow of $12,251,449 and actual annual debt constant of 6.569%.

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                                                      SIGNIFICANT MORTGAGE LOANS

WORLD APPAREL CENTER

Shadow Rating(1):                              A+/A2

Cut-Off Date Balance (A-2 Note Component):     $73,000,000

Interest Rate:                                 5.502%

Maturity Date:                                 7/7/2014

Term to Maturity:                              10 years

Amortization(2):                               30 years

Sponsors:                                      Trizec Properties, Inc. and The Swig Investment Company

Property:                                      40-story Class A office building with 1,150,705 square feet of net rentable area and a 150-space parking garage

Location:                                      New York, NY

Year Built:                                    1970; renovated 1999

Occupancy(3):                                  97.9%
                                                                                      Approx. %          Lease          Ratings
Major Tenants(4):                              Tenant                 Square Feet    of Base Rent       End Date     S&P/Moody's(5)
                                               ------                 -----------   -----------------   --------     --------------
                                               Jones Apparel Group Inc. 254,987          22.4%          4/30/2012       BBB/Baa2
                                               Levi Strauss & Company    43,004           5.0%          1/31/2012         CCC/Ca
                                               Urban Menswear, LLC       35,675           3.7%         12/31/2009           NR
                                               JPMorgan Chase Bank       72,383           3.5%         10/31/2009         AA-/Aa2
                                               Alarmex Holdings, LLC     35,080           3.1%         12/31/2012           NR

-----------------------
1.  S&P and Moody's have indicated to the Depositor that the A-2 Note component proceeds are expected to contribute AAA/Aaa through A+/A2 cashflows to the
    LB-UBS 2004-C7 Trust.
2.  Interest only through and including 7/2007 payment date.
3.  As of 5/1/2004.
4.  Ranked by percentage of total underwritten base rent.
5.  Credit ratings may reflect the rating of the parent company, whether or not it is obligated under the related lease, if tenant company is not rated.

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                                                      SIGNIFICANT MORTGAGE LOANS

WORLD APPAREL CENTER (CONT.)

Appraised Value(1):                       $395,000,000

LTV(1)(2):                                55.4%

U/W DSCR(2)(3):                           1.98x

Reserves:                                 Springing reserves for taxes, insurance, replacement costs and TI/LCs upon event of default or NOI is less than $25.5 million. Springing reserve as of
                                          4/7/2011 for TI/LCs at $20 per square foot for Jones Apparel Group Inc.'s space if lease not renewed or space not re-leased.

Lockbox:                                  Springing

Prepayment/Defeasance:                    Defeasance beginning two years after securitization of all A Notes. Prepayment without penalty permitted three months prior to Maturity Date.

---------------
1. Based on appraisal dated as of 5/1/2004.
2. As of the Cut-Off Date and based on a loan amount of $219,000,000 that includes the A-2 Note component, the non-trust A-1 Note component and the non-trust A-3 note component.
3. Calculated based on underwritten net cashflow of $29,608,161 and an actual annual debt constant of 6.815% commencing year four.

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                                                      SIGNIFICANT MORTGAGE LOANS

2100 PENNSYLVANIA AVENUE

Shadow Rating(1):                AAA/Aa2

Cut-Off Date Balance:            $50,999,263

Interest Rate:                   5.6525%

Maturity Date:                   5/11/2014

Term to Maturity:                10 years

Amortization:                    30 years

Sponsor:                         The George Washington University

Property:                        8-story Class A office building with 302,789 square feet of net rentable area that includes a separate adjacent 81,484 square foot medical office building, plus a two and a half story atrium and a parking garage with 259 parking spaces

Location:                        Washington, D.C.

Year Built:                      1968; expanded 1983, renovated and expanded 1988-1989 and renovated 2000

Occupancy(2):                    98.7%
                                                                                Approx %
Major Tenants(3):                Tenant                  Square Feet           of Base Rent          Lease End Date(4)
                                 ------                  -----------           ------------          --------------
                                 State Department/GSA       79,067                 31.3%           8/26/2008-2/14/2014
                                 Sughrue Mion, PLLC         89,135                 30.2%                     6/30/2007
                                 Kaiser Permanente          82,920                 23.8%                    12/31/2008

------------------------------

1.  S&P and Moody's have indicated to the Depositor that the whole loan proceeds are expected to contribute AAA/Aaa through AAA/Aa2 cashflows to the LB-UBS
    2004-C7 Trust.
2.  As of 6/30/2004.
3.  Ranked by percentage of total underwritten base rent.
4.  Expiration for the State Department/GSA includes: 31,861 square feet expiring 8/26/2008; 29,245 square feet expiring 8/17/2013; and, 17,961 square feet expiring 2/14/2014. For Sughrue Mion, PLLC, 285 square feet is on a month-to-month basis.

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                                                      SIGNIFICANT MORTGAGE LOANS

2100 PENNSYLVANIA AVENUE (CONT.)

Appraised Value(1):                       $105,000,000

LTV(1)(2):                                48.6%

U/W DSCR(2)(3):                           2.20x

Reserves:                                 On-going for taxes, insurance and replacement reserves. GWU guaranties rollover costs of Sughrue Mion, PLLC and Kaiser Permanente.

Lockbox:                                  Hard

Prepayment/Defeasance:                    Defeasance beginning two years after securitization. Prepayment without penalty permitted three months prior to Maturity Date.

---------------------------
1. Based on appraisal dated as of 3/16/2004.
2. As of the Cut-Off Date.
3. Calculated based on underwritten net cashflow of $7,826,601 and actual debt constant of 6.929%.

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                                                      SIGNIFICANT MORTGAGE LOANS

KIMCO RETAIL PORTFOLIO

Shadow Rating(1):                   AAA/Aa1 (Enchanted Forest); AAA/Aa1 (Wilkens Beltway Plaza); AAA/Aa2 (Perry Hall Super Fresh)

Cut-Off Date Balance(2):            $26,800,000

Interest Rate:                      5.4325% (Enchanted Forest); 5.0450% (Wilkens Beltway Plaza); 4.6500% (Perry Hall Super Fresh)

Maturity Date:                      5/10/2014

Term to Maturity:                   10 years

Amortization(3):                    30 years

Sponsor:                            Kimco Realty Corporation

Property(4):                        Three anchored community and neighborhood shopping centers, with an aggregate of 337,467 net rentable square feet, all located in the Baltimore, Maryland area. Enchanted Forest 139,898 square feet; Wilkens Beltway Plaza 132,510 square feet; Perry Hall Super Fresh 65,059 square feet

Location:                           Ellicott City, MD (Enchanted Forest); Baltimore, MD (Wilkens Beltway Plaza); Perry Hall, MD
                                    (Perry Hall Super Fresh)

Year Built:                         1992 (Enchanted Forest); 1980-1987 (Wilkens Beltway Plaza); 2002 (Perry Hall Super Fresh)

Occupancy(5):                       98.9% (Enchanted Forest); 99.4% (Wilkens Beltway Plaza); 100.0% (Perry Hall Super Fresh)

Anchor Tenants(6):                  Enchanted Forest: Safeway (50,093 square feet, lease expiration 3/5/2012, credit rating of BBB/Baa2); Wilkens Beltway Plaza: Giant Food (55,108 square feet, lease expiration 4/30/2006, credit rating of BB/Ba3); Perry Hall Super Fresh: Super Fresh
                                    (56,848 square feet, lease expiration 4/30/2022, credit rating of B/Caa1)

--------------------------
1.  S&P and Moody's have indicated to the Depositor that the loans proceeds are expected to contribute AAA/Aaa through AAA/Aa1 cashflows for the Enchanted
    Forest loan, AAA/Aaa through AAA/Aa1 cashflows for the Wilkens Beltway Plaza loan and AAA/Aaa through AAA/Aa2 cashflows for the Perry Hall Super Fresh loan, to the LB-UBS 2004-C7 Trust.
2.  Comprised of three separate A Notes: Enchanted Forest $11,900,000, Wilkens
    Beltway Plaza $8,900,000 and Perry Hall Super Fresh $6,000,000.
3.  Interest only for the first two years.
4.  As of 3/11/2004 Wilkens Beltway Plaza in-line space comprises of 24,632 square feet of retail and 52,770 square feet of office.
5.  As of 3/11/2004 for Enchanted Forest and Wilkens Beltway Plaza and as of
    3/12/2004 for Perry Hall Super Fresh.
6.  Credit ratings are by S&P and Moody's, respectively, and may reflect the rating of the parent company, whether or not it is obligated under the related lease, if individual store is not rated.

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                                                      SIGNIFICANT MORTGAGE LOANS

KIMCO RETAIL PORTFOLIO (CONT.)

Anchor Tenant Sales/SF(1):          Enchanted Forest: Safeway ($626); Wilkens Beltway Plaza: Giant Food ($823); Perry
                                    Hall Super Fresh: Super Fresh (NAV)

Appraised Value(2):                 $67,800,000

LTV(2)(3):                          39.6%

U/W DSCR(3)(4):                     2.92x

Reserves(5):                        On-going tax and replacement reserves. Springing for insurance and rollover reserves.

Lockbox:                            Springing

Prepayment/Defeasance:              Defeasance beginning thirty-seven calendar months after note date. Prepayment without penalty permitted three months prior to Maturity Date.

-------------------------
1.  Anchor Tenant Sales for the trailing twelve months as of 3/11/2004 are as reported by the Borrower for the Enchanted Forest and for Wilkens Beltway
    Plaza. For Perry Hall Super Fresh, tenant not required to provide sales history to the Borrower.
2.  The aggregate of the appraised values:$30,000,000 (Enchanted Forest) as of
    1/14/2004; $23,600,000 (Wilkens Beltway Plaza) as of 1/12/2004; $14,200,000
    (Perry Hall Super Fresh) as of 1/15/2004.
3.  As of the Cut-Off Date, calculated as a weighted average based on loan amounts for the three A Notes (aggregate balance of $26,800,000).
4.  Calculated based on the aggregate underwritten net cashflow of $5,114,742 and a weighted average actual debt constant of 6.538% commencing year three.
5.  On-going replacement reserves for Wilkens Beltway Plaza and Perry Hall Super
    Fresh only. Springing replacement reserves for Enchanted Forest.

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                                                      SIGNIFICANT MORTGAGE LOANS

PALMETTO PLACE APARTMENTS

Shadow Rating(1):                        AAA/Aaa

Cut-Off Date Balance:                    $11,923,668

Interest Rate:                           5.230%

Maturity Date:                           9/11/2014

Term to Maturity:                        10 years

Amortization:                            10 years

Sponsor:                                 The Brunetti Organization

Property:                                416 garden-style apartment units contained in 15 three-story buildings

Location:                                Miami, FL

Year Built:                              1986; renovated 1993

Occupancy(2):                            98.8%

-------------------------
1.  S&P and Moody's have indicated to the Depositor that the whole loan proceeds are expected to contribute AAA/Aaa through AAA/Aaa cashflows to the LB-UBS
    2004-C7 Trust.
2.  As of 7/31/2004.

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                                                      SIGNIFICANT MORTGAGE LOANS

PALMETTO PLACE APARTMENTS (CONT.)

Appraised Value(1):                   $32,500,000

LTV(1)(2):                            36.7%

U/W DSCR(2)(3):                       1.28x

Reserves:                             Ongoing for taxes, insurance and CapEx

Lockbox:                              Springing

Prepayment:                           Yield maintenance. Prepayment without penalty permitted three months prior to Maturity Date.

-----------------------------
1. Based on appraisal dated as of 5/21/2004.
2. As of Cut-Off Date.
3. Calculated based on underwritten net cashflow of $1,980,170 and actual debt constant of 12.863%.

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                                                      SIGNIFICANT MORTGAGE LOANS

OTHER SIGNIFICANT MORTGAGE LOANS

====================================================================================================================================
                                           OTHER SIGNIFICANT MORTGAGE LOAN CHARACTERISTICS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           PERCENT OF
                                                                       CUT-OFF DATE     INITIAL MORTGAGE          U/W
NAME                                      PROPERTY TYPE                  BALANCE          POOL BALANCE          DSCR(1)       LTV(2)
------------------------------------------------------------------------------------------------------------------------------------

600 Third Avenue                             Office                   $168,000,000            11.6%              1.44x        74.7%
------------------------------------------------------------------------------------------------------------------------------------
200 North LaSalle Street                     Office                     65,000,000             4.5               1.36         79.3
------------------------------------------------------------------------------------------------------------------------------------
Carson Valley Plaza                      Anchored Retail                45,365,000             3.1               1.50         80.0
------------------------------------------------------------------------------------------------------------------------------------
North Dekalb Mall                         Regional Mall                 28,000,000             1.9               1.25         78.9
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                       ----                    $306,365,000            21.2%              1.41x        76.8%
====================================================================================================================================

-------------------------------
1.  Calculated based on underwritten net cashflow and actual debt service constant or interest rate, as applicable.
2.  Calculated based on Cut-Off Date Balance and the related appraised value.

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                                                      SIGNIFICANT MORTGAGE LOANS

600 THIRD AVENUE

Cut-Off Date Balance:     $168,000,000

Interest Rate:            5.5495%

Maturity Date:            10/11/2014

Term to Maturity:         10 years

Amortization:             Interest only

Sponsors:                 GE Pension Trust / L&L Acquisitions LLC

Property:                 42-story Class A office building with 529,773 square feet of net rentable area

Location:                 New York, NY

Year Built:               1970; renovated 1998, 2002, 2004

Occupancy(1):             95.0%

Major Tenants(2):
                                                                             Approx. % of                              Ratings
                          Tenant                              Square Feet      Base Rent         Lease End Date     S&P/Moody's(3)
                          ------                              -----------      ---------         --------------     --------------
                          Court TV                               130,821           23.6%           12/31/2010         BBB+/Baa1
                          Sumitomo Corporation of America         53,352           12.7%            7/31/2009         BBB+/Baa1
                          L-3 Communications Corporation          53,756           11.8%           12/31/2013(4)       BBB/Baa2
                          Loral Space & Communications Corp.      38,011            6.7%           12/31/2007(5)         NR
                          Graubard Mollen & Miller                24,358            3.5%            1/31/2005            NR

----------
1. As of 10/1/2004.
2. Ranked by percentage of total projected underwritten base rent.
3. Credit ratings may reflect the rating of the parent company, whether or not it is obligated under the related lease, if tenant company is not rated. In the case of Court TV and L-3 Communications Corporation the ratings are for lease guarantors.
4. 5,015 square feet expires 9/30/2005.
5. Estimated lease expiration. Tenant filed Chapter 11 in July 2003, and its current leases, which primarily expire 10/31/2013, are being renegotiated.
   Above estimate also assumes 15,185 square feet expiring 3/31/2005.

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Significant Mortgage Loans
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                                                      SIGNIFICANT MORTGAGE LOANS

600 THIRD AVENUE (CONT.)

Appraised Value(1):                                 $225,000,000
LTV(1)(2):                                          74.7%
U/W DSCR(2)(3):                                     1.44x

Reserves:                                           Springing reserves for taxes, up to $2.1 million only, insurance, CapEx and
                                                    TI/LCs upon event of default or DSCR less than 1.15x. Upfront reserve of $6.86 million for TI/LCs, CapEx and operating expenses.

Lockbox:                                            Springing

Prepayment/Defeasance:                              Defeasance beginning two years after securitzation. Prepayment without penalty permitted six months prior to Maturity Date.

----------------
1. Based on appraisal dated 9/1/2004.
2. As of the Cut-Off Date.
3. Calculated based on projected underwritten net cashflow of $13,610,285 and interest rate of 5.5495% on actual/360 day basis.

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Significant Mortgage Loans
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                                                      SIGNIFICANT MORTGAGE LOANS

200 NORTH LASALLE STREET

Cut-Off Date Balance:          $65,000,000

Interest Rate:                 4.980%

Maturity Date:                 10/11/2009

Term to Maturity:              5 years

Amortization:                  Interest only for the first 24 months, 30-year amortization schedule thereafter

Sponsor:                       Aslan Realty Partners II, LP

Property:                      30-story, Class B office building containing 629,040 square feet

Location:                      Chicago, IL

Year Built:                    1983; renovated 2004

Occupancy(1):                  86.0% leased

Major Tenants:
                                                                                    Approx. %          Lease            Ratings
                               Tenant                              Square Feet     of Base Rent       End Date       S&P/Moody's(7)
                               ------                              -----------     ------------       --------       -----------
                               Focal Financial Services, Inc.        95,103            19.5%        6/30/2008            NR/NR
                               The Travelers Indemnity Company       97,116(2)         17.5%        4/30/2011(4)         A+/Aa3
                               AMA Services, Inc.                    51,030(3)         9.3%         4/30/2007            NR/NR
                               Interpark Holdings Corporation        33,396            6.1%         6/30/2014(5)         NR/NR
                               Littler Mendleson                     23,278            5.1%         8/31/2012(6)         NR/NR

----------
1.  As of 8/23/2004, the property was 86.0% leased and 75.7% occupied. Occupancy reflects underwritten occupancy and includes executed leases to The
    Travelers Indemnity Company for 56,167 square feet and Mantanky and Mantanky for 5,664 square feet . Per the Borrower, The Travelers Indemnity Company is expected to be in occupancy by 12/1/2004 and Mantanky and Mantanky is expected to be in occupancy by 1/1/2005.
2.  56,167 square feet of the total square footage is based on an executed lease. The tenant is expected to take occupancy by 12/1/2004.
3.  1,077 square feet of the total square footage is subleased to Mediqus Asset
    Management Inc. through the remainder of the lease term.
4.  The tenant has a termination option on 11/30/2009.
5.  The tenant has a termination option on 6/30/2009. 6,875 square feet expires on 6/30/2011.
6.  The tenant has a termination option on 8/31/2008.
7.  Credit ratings are by S&P and Moody's, respectively, and may reflect the rating of the parent company, whether or not such parent is obligated under the lease, if tenant company is not rated.

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Significant Mortgage Loans
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                                                      SIGNIFICANT MORTGAGE LOANS

200 NORTH LASALLE STREET (CONT.)

Appraised Value(1):                                 $82,000,000

LTV(1)(2):                                          79.3%

U/W DSCR(2)(3):                                     1.36x

Reserves:                                           Ongoing for taxes. Upfront reserves for taxes and insurance. The Borrower has provided an $825,000 letter of credit and a $3,000,000 letter of credit (for unfunded landlord obligations) for TI/LC's and a $155,000 letter of credit for
                                                    CapEx. Additionally, the Sponsor has provided certain payment guarantees in connection with tenant improvements, leasing commissions and free rent.

Lockbox:                                            Hard

Prepayment/Defeasance:                              Defeasance beginning two years after securitization. Prepayment without penalty permitted three months prior to Maturity Date.

----------------
1.  Based on appraisal dated as of August 19, 2004.
2.  As of the Cut-Off Date.
3.  Calculated based on underwritten net cashflow of $5,694,451 and actual debt constant of 6.427%.

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Significant Mortgage Loans
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                                                      SIGNIFICANT MORTGAGE LOANS

CARSON VALLEY PLAZA

Cut-Off Date Balance:                    $45,365,000

Interest Rate:                           5.320%

Maturity Date:                           9/11/2009

Term to Maturity:                        5 years

Amortization:                            Interest only

Sponsor:                                 E. Stanley Kroenke

Property:                                Four-building retail center totaling 265,997 square feet

Location:                                Carson City, NV

Year Built:                              2003

Occupancy(1):                            96.5%

Major Tenants(2):                        Best Buy (30,000 square feet; lease expiration 1/31/2014;
                                         credit rating of BBB-/Baa3), Marshall's (28,000 square
                                         feet; lease expiration 11/30/2013; credit rating of A/A3),
                                         Michaels (23,828 square feet; lease expiration 3/31/2014;
                                         credit rating of BB+/Ba1), Bed, Bath & Beyond (20,086
                                         square feet; lease expiration 1/31/2014; credit rating of
                                         BBB/NR) and Cost Plus (17,789 square feet; lease expiration
                                         1/31/2014; not rated)

----------
1.  As of 8/31/2004.
2.  Credit ratings are by S&P and Moody's, respectively, and may reflect the rating of the parent company, whether or not it is obligated under the related lease, if individual store is not rated.

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Significant Mortgage Loans
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                                                      SIGNIFICANT MORTGAGE LOANS

CARSON VALLEY PLAZA (CONT.)

Appraised Value(1):                       $56,710,000

LTV(1)(2):                                80.0%

U/W DSCR(2)(3):                           1.50x

Reserves:                                 On-going for taxes. TI/LCs and replacement reserves are guaranteed by E. Stanley Kroenke

Lockbox:                                  Springing

Prepayment/Defeasance:                    Defeasance beginning two years after the securitization. Prepayment without penalty permitted two months prior to Maturity Date.

----------
1.  Based on appraisal dated as of 6/28/2004.
2.  As of the Cut-Off Date.
3.  Calculated based on underwritten net cashflow of $3,677,145 and interest rate of 5.320% on actual/360 basis.

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Significant Mortgage Loans
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                                                      SIGNIFICANT MORTGAGE LOANS

NORTH DEKALB MALL

Cut-Off Date Balance:                               $28,000,000

Estimated Interest Rate:                            6.300%

Maturity Date:                                      10/11/2014

Term to Maturity:                                   10 years

Amortization(1):                                    30 years

Sponsor:                                            J. Charles Hendon, Jr.

Property:                                           Regional mall with 628,705 square feet(2) of gross leasable area

Location:                                           Decatur, GA

Year Built:                                         1965; renovated 1986, 2004

In-Line Sales/SF(3):                                $175

In-Line Cost of Occupancy(3):                       15.9%

Anchors(4):                                         Rich's-Macy's (196,752 square feet; NAP; credit rating of BBB+/Baa1); Burlington
                                                    Coat Factory (75,200 square feet; lease expiration 11/30/2012; not rated), AMC
                                                    Multi Cinema (63,395 square feet; lease expiration 12/31/2016; credit rating of
                                                    B/NR), Rhode's Furniture (31,500 square feet; lease expiration 3/30/2014; not rated), Ross Dress for Less (30,000 square feet; lease expiration 1/31/2015;
                                                    credit rating of BBB/NR) and Little Bucks Dollar Store (23,232 square feet;
                                                    lease expiration 7/31/2014; not rated)

Anchor Sales(5):                                    Rich's-Macy's ($27.0 million), Burlington Coat Factory ($73.2 million), AMC
                                                    Multi Cinema ($434,461/screen), Rhode's Furniture (NAV), Ross Dress for Less
                                                    (NAV), Little Bucks Dollar Store (NAV)

----------------
1.   Interest only for first two years.
2.   Collateral consists of 431,953 square feet. Rich's-Macy's owns its pad and improvements and therefore is not part of the collateral.
3.   Comparable in-line sales and occupancy costs are for the twelve months ending 12/31/2003 for in-line sales and for the trailing twelve months ending 2/2004 for occupancy costs.
4.   Credit ratings are by S&P and Moody's, respectively, and may reflect the rating of the parent company, whether or not it is obligated under the related lease, if individual store is not rated.
5.   Anchor sales as reported by the Borrower, for year end 2003, except for
     Rhode's Furniture, Ross Dress for Less, and Little Bucks Dollar Store, as
     these stores are not required to report sales history to the Borrower.

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Significant Mortgage Loans
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                                                      SIGNIFICANT MORTGAGE LOANS

NORTH DEKALB MALL (CONT.)

Top Five In-Line Tenants:                  Tenant                                Square Feet           Lease End Date
                                           ------                                -----------           --------------

                                           Applebee's                               6,353                 1/31/2014
                                           Rainbow Apparel                          6,038                 1/31/2007
                                           Cato Fashions/Caro Plus                  5,950                 1/31/2007
                                           Fashion Cents                            5,797                 1/31/2011
                                           Rack Room Shoes                          5,429                 3/31/2013

Overall Occupancy(1):                      98.7%

Appraised Value(2):                        $35,500,000

LTV(2)(3):                                 78.9%

U/W DSCR(3)(4):                            1.25x

Reserves:                                  On-going for taxes, insurance, replacement reserves and TI/LCs. Initial CapEx reserves.

Lockbox:                                   Springing

Prepayment/Defeasance:                     Defeasance beginning four years after origination.

----------
1. As of 10/1/2004.
2. Based on appraisal dated as of 5/25/2004.
3. As of the Cut-Off Date.
4. Calculated based on underwritten net cashflow of $2,600,349 and actual debt constant of 7.428%.

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                                                                  SUMMARY POINTS

Summary Points
--------------------------------------------------------------------------------
                                                                  SUMMARY POINTS

o    Weighted average DSCR of 1.60x; weighted average Cut-Off Date LTV of 68.5%

o    The significant mortgage loans discussed in this presentation have a weighted average DSCR of 1.76x and a weighted average Cut-Off Date LTV of
     65.1% and collectively represent 63.5% of the initial mortgage pool balance

o    Institutional sponsorship and repeat borrowers

o    Office, Regional Mall, Multifamily(1), Anchored Retail,
     Industrial/Warehouse and Investment Grade Loans comprise 93.1% of the initial mortgage pool balance

o    Geographically diversified with properties located in 25 states, the
     District of Columbia and the Territory of Guam

o    Excluding the Investment Grade Loans, 95.8% of the loans have ongoing reserves for insurance or a creditworthy tenant that is permitted to maintain insurance or self-insure; 79.9% of the loans have ongoing reserves for taxes or a creditworthy tenant that is permitted to pay taxes directly;
     and 78.9% of the loans have ongoing reserves for replacements

o    98.3% of the initial mortgage pool balance have cash management systems

o    Established relationship between Lehman Brothers and UBS Investment
     Bank--this transaction marks the 28th overall transaction between Lehman
     Brothers and UBS Investment Bank since early 2000

----------
1.   Multifamily component includes MHP properties representing 1.0% of the aggregate pool.

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                                                              INVESTOR REPORTING

Investor Reporting
--------------------------------------------------------------------------------
                                                              INVESTOR REPORTING

Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information.
Quarterly NOI and occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee. The following is a list of all the reports that will be available to Certificateholders:

          NAME OF REPORT                                                              DESCRIPTION (INFORMATION PROVIDED)
    --------------------------------------------------------------------------------------------------------------------------------

1   Distribution Date Statements                                        Principal and interest distributions, principal balances

2   Mortgage Loan Status Report                                         Portfolio stratifications

3   Comparative Financial Status Report                                 Revenue, NOI, DSCR to the extent available

4   Delinquent Loan Status Report                                       Listing of delinquent Mortgage Loans

5   Historical Loan Modification & Corrected Mortgage Loan Report       Information on modified Mortgage Loans

6   Historical Liquidation Report                                       Net liquidation proceeds and realized losses

7   REO Status Report                                                   NOI and value of REO

8   Servicer Watch List                                                 Listing of loans in jeopardy of becoming specially serviced

9   Loan Payoff Notification Report                                     Listing of loans that have given notice of intent to payoff

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                                                                       TIMELINE

Timeline
--------------------------------------------------------------------------------
                                                                       TIMELINE

DATE                                                         EVENT
====================================================================================================================================

Week of October 4, 2004                                      Structural & Collateral Term Sheets Available/
                                                             Road Shows/ Investor Calls
------------------------------------------------------------------------------------------------------------------------------------
Week of October 11, 2004                                     Road Shows/ Investor Calls/
                                                             Presale Reports Available on Rating Agency Websites/
                                                             Preliminary Prospectus Supplement Available
------------------------------------------------------------------------------------------------------------------------------------
Week of October 18, 2004                                     Pricing
------------------------------------------------------------------------------------------------------------------------------------
Week of November 1, 2004                                     Closing
------------------------------------------------------------------------------------------------------------------------------------

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